UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2014
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FEDERAL HOME LOAN BANK OF ATLANTA
(Exact name of registrant as specified in its charter)
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Federally chartered corporation	000-51845	56-6000442
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1475 Peachtree Street, NE
Atlanta, GA 30309
(Address of principal executive offices)

(404) 888-8000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
On June 3, 2014, J. Daniel Counce, currently serving as Senior Vice President, Controller of the Federal Home Loan Bank of Atlanta (the “Bank”), informed the Bank of his decision to retire from the Bank effective June 27, 2014, having served the Bank for over 24 years.
Mr. Counce joined the Bank in 1990 as Assistant Vice President, Assistant Controller. In 1997 he was promoted to Vice President, Controller and in 2004 was named First Vice President, Controller. During his tenure at the Bank, Mr. Counce has provided the Bank with thoughtful leadership in all aspects of accounting management.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Atlanta

Date: June 3, 2014	By: /s/ Reginald T. O'Shields
By: Reginald T. O'Shields
Senior Vice President,
General Counsel